Exhibit 99.1

John Tietjen	Thomas Walsh
Chief Financial Officer	Investor Relations/Media Relations
Sterling Bancorp	MWW Group
john.tietjen@sterlingbancorp.com	twalsh@mww.com
212.757.8035	201.964.2464

FOR IMMEDIATE RELEASE

Sterling Bancorp Reports Increase of 10.8% in Net Income For First Quarter 2005
Loans and Deposits Substantially Increase

New York, NY, May 4, 2005 – Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the quarter ended March 31, 2005.

First Quarter 2005 Highlights:

▪	Net income increased by 10.8% to $5.8 million

▪	Diluted earnings per share increased to $0.30 from $0.27 in the first quarter 2004

▪	Period end loans and deposits increased 14.5% and 13.5%, respectively

▪	Interest income rose 11.3% to $26.2 million

▪	Return on average tangible equity increased to 18.51%

“During the first quarter, we experienced double-digit growth in loans and deposits, demonstrating the strength of Sterling’s balanced business model,” said Louis J. Cappelli, Chairman and Chief Executive Officer. “We continued to show solid organic growth and our current mix of business remained healthy. Sterling also experienced strong revenue growth in its mortgage banking business, which benefited from the Company’s strategy of originating higher margin real estate loans that generate better profits and do not possess additional risks. This strategy offset industry trends and market conditions that produced lower volumes of residential mortgages sold to investors. While we continue to manage the normal costs of doing business effectively, the higher professional fees and greater resources involved in complying with the Sarbanes-Oxley Act, the Banking Secrecy Act and other compliance requirements generated an increase in our noninterest expenses.”

“We continued to make meaningful investments in our franchise during the first quarter,” stated Chairman Cappelli. “This included the successful opening of an office at 42 Broadway that expanded our presence in lower Manhattan, the third largest commercial district in the United States. We remain committed to delivering high tech banking solutions, a broad range of products and personalized customer service, and to putting us in a position to capitalize on future industry consolidation.”

Chairman Cappelli concluded, “In February of 2005, our Board approved a dividend for the 237th consecutive quarter, or over 59 years, reflecting our longstanding focus on increasing shareholder value.”

First Quarter 2005 Financial Results

Net Income

Net income for the first quarter 2005 was $5.8 million, a 10.8% increase from $5.2 million in the first quarter 2004. Diluted earnings per share grew to $0.30 from $0.27 in the first quarter of last year (adjusted to reflect the six-for-five stock split effected in December 2004).

The year-over-year increase in net income is a result of continued growth in net interest income and a lower provision for income taxes, which more than offset a decrease in noninterest income and increases in noninterest expenses and in the provision for loan losses.

Net Interest Income

In the first quarter 2005, net interest income, on a tax-equivalent basis, increased to $20.7 million from $19.2 million in the first quarter 2004. Net interest income benefited from growth in the average loans outstanding and the higher interest rate environment of 2005, which were partially offset by the impact of purchases of mortgage-backed securities with a shorter average life, the impact of the flattening in the yield curve and growth in interest-bearing deposits. Net interest margin for the first quarter 2005, on a tax- equivalent basis, was 4.91%, compared to 4.90% for the first quarter 2004.

Loans

Average loans held in portfolio for the first quarter 2005 grew 16.6% year-over-year to $955.1 million from $818.8 million in the first quarter 2004 with all significant segments of Sterling’s loan portfolio showing an increase in average outstandings.

Demand Deposits

For the first quarter 2005, average demand deposits increased 8.6% to $436.5 million. As of March 31, 2005, demand deposits were 33.8% of total deposits, continuing Sterling’s tradition of maintaining one of the highest ratios of demand to total deposits in the industry.

Cost of Funds

In the first quarter 2005, the total interest expense was $5.7 million compared to $4.5 million in the first quarter 2004. The increase was driven by higher average interest-bearing deposits that increased to $894.2 million for the first quarter 2005, compared to $793.7 million in the first quarter 2004 along with the higher interest rate environment in 2005.

The average rate paid on interest-bearing funds was 1.95% for the first quarter 2005, compared to 1.67% for the first quarter 2004.

Noninterest Income and Noninterest Expenses

For the first quarter 2005, noninterest income was $8.0 million compared to $8.2 million for the first quarter 2004. The Company experienced solid revenue growth in mortgage banking and fees collected for deposit services, which were more than offset by decreases in income from sales of available for sale securities and from other service charges and fees.

Noninterest expenses for the quarter ended March 31, 2005 were $17.0 million, compared to $15.9 million in the corresponding period of 2004. The increase was primarily due to higher professional fees related to compliance efforts and investments in the Sterling franchise, including the new branch at 42 Broadway.

Provision for Income Taxes

For the first quarter 2005, the provision for income taxes decreased $0.5 million compared to the same period of 2004. The decrease resulted from a greater portion of employee benefits expense for the first quarter 2005 being deductible for income tax purposes.

Asset Quality

As of March 31, 2005, nonperforming assets were $3.9 million, representing 0.20% of total assets.

The provision for loan losses for the first quarter 2005 increased to $2.6 million from $2.4 million for the first quarter 2004. The allowance for loan losses as a percentage of loans held in portfolio was 1.72% as of March 31, 2005, virtually unchanged from the first quarter 2004.

Dividend

On March 31, 2005, Sterling paid a cash dividend of $0.19 per common share to shareholders of record as of March 15, 2005. The Company has distributed cash dividends for 237 consecutive quarters.

Conference Call

Sterling Bancorp will host a teleconference call for the financial community on Wednesday, May 4, 2005 at 4:45 p.m. Eastern Time to discuss the first quarter 2005 financial results. The public is invited to listen to this conference call by dialing 800-814-8448 at least 10 minutes prior to the call and entering passcode 698917.

A replay of the conference call will be available at 7:45 p.m. Eastern Time on Wednesday, May 4, 2005 until 11:59 p.m. Eastern Time on Wednesday, May 11, 2005. The public is invited to listen to this conference call by dialing 888-266-2081 and entering passcode 698917.

About Sterling Bancorp

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.9 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, Virginia and North Carolina and conducts business throughout the U.S.

This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are “forward-looking statements” defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Cautionary Statement Regarding Forward-looking Statements” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars and shares in thousands, except per share data)

	Three Months Ended March 31,
	2005	2004
OPERATING HIGHLIGHTS
Interest income	$26,204	$23,534
Interest expense	5,702	4,539
Provision for loan losses	2,648	2,426
Noninterest income	7,996	8,224
Noninterest expenses	16,976	15,949
Net income	5,767	5,207

Earnings per common share:
Basic	0.32	0.29
Diluted	0.30	0.27
Cash dividends declared	0.19	0.16
Common shares outstanding:
Period end	18,292	18,473
Average Basic	18,259	18,220
Average Diluted	18,927	19,211
Return on average assets	1.26%	1.22%
Return on average tangible equity (1)	18.51%	17.07%
Return on average stated equity (2)	15.85%	14.56%
Net interest spread, tax-equivalent basis	4.37%	4.42%
Net interest margin, tax-equivalent basis	4.91%	4.90%

ASSET QUALITY HIGHLIGHTS
Period End
Net charge-offs	$2,195	$2,123
Nonperforming loans	3,357	2,741
Other real estate owned	534	1,292
Nonperforming assets	3,891	4,033

Nonperforming loans/loans (3)	0.33%	0.30%
Nonperforming assets/assets	0.20%	0.23%
Allowance for loan losses/loans (4)	1.72%	1.73%
Allowance for loan losses/ nonperforming loans	499.91%	538.60%

(1)	Average tangible equity represents average shareholders’ equity less average goodwill.

(2)	Average stated equity is equal to average shareholders’ equity.

(3)	The term “loans” includes loans held for sale and loans held in portfolio.

(4)	The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2005	2004
BALANCE SHEET HIGHLIGHTS
Period End Balances
Security investments	$706,556	$712,844
Loans held for sale	26,615	48,427
Loans held in portfolio, net of unearned discount	976,608	853,008
Total earning assets	1,748,868	1,616,755
Allowance for loan losses	16,782	14,763
Total assets	1,901,252	1,736,405

Noninterest-bearing deposits	468,714	429,297
Interest-bearing deposits	919,869	794,001
Customer repurchase agreements	82,981	77,795
Shareholders’ equity	149,508	148,267

Average Balances
Security investments	$692,634	$695,141
Loans held for sale	37,990	43,815
Loans held in portfolio, net of unearned discount	955,056	818,784
Total earning assets	1,706,616	1,582,158
Allowance for loan losses	17,246	15,322
Total assets	1,854,681	1,722,510

Noninterest-bearing deposits	436,509	402,110
Interest-bearing deposits	894,228	793,672
Customer repurchase agreements	85,763	75,369
Shareholders’ equity	147,545	143,827

Capital Ratios
Tier 1 risk based	13.56%	14.47%
Total risk based	14.81%	15.72%
Leverage	8.60%	8.92%

Book value per common share	$8.17	$8.03

STERLING BANCORP
Consolidated Balance Sheets
(Unaudited)
(in thousands, except number of shares)

	March 31,
	2005	2004
ASSETS
Cash and due from banks	$66,569	$45,757
Interest-bearing deposits with other banks	4,089	2,476
Federal Funds Sold	35,000	0
Investment securities
Available for sale (at estimated market value)	219,105	328,848
Held to maturity (at cost)	487,451	383,996

Total investment securities	706,556	712,844

Loans held for sale	26,615	48,427

Loans held in portfolio, net of unearned discounts	976,608	853,008
Less allowance for loan losses	16,782	14,763

Loans, net	959,826	838,245

Customers’ liability under acceptances	807	1,414
Goodwill	21,158	21,158
Premises and equipment, net	10,727	9,705
Other real estate	534	1,292
Accrued interest receivable	5,987	5,419
Bank owned life insurance	26,803	22,106
Other assets	36,581	27,562

	$1,901,252	$1,736,405

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$468,714	$429,297
Interest-bearing	919,869	794,001

Total deposits	1,388,583	1,223,298

Securities sold under agreements to repurchase - customers	82,981	77,795
Securities sold under agreements to repurchase - dealers	43,697	35,392
Commercial paper	38,810	24,402
Other short-term borrowings	387	15,416
Acceptances outstanding	807	1,414
Accrued expenses and other liabilities	80,705	74,647
Long-term debt	115,774	135,774

Total liabilities	1,751,744	1,588,138

Shareholders’ equity	149,508	148,267

	$1,901,252	$1,736,405

MEMORANDA
Available for sale securities - amortized cost	$222,495	$322,908
Held to maturity securities - estimated market value	481,616	390,404
Shares outstanding
Common issued	19,945,008	19,787,969
Common in treasury	1,652,567	1,314,895

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2005	2004
INTEREST INCOME
Loans	$18,376	$15,082
Investment securities - available for sale	2,502	3,692
Investment securities - held to maturity	5,210	4,706
Federal funds sold	110	50
Deposits with other banks	6	4

Total interest income	26,204	23,534

INTEREST EXPENSE
Deposits	3,452	2,473
Securities sold under agreements to repurchase	586	316
Federal funds purchased	21	16
Commercial paper	160	63
Other short-term borrowings	5	112
Long-term debt	1,478	1,559

Total interest expense	5,702	4,539

Net interest income	20,502	18,995
Provision for loan losses	2,648	2,426

Net interest income after provision for loan losses	17,854	16,569

NONINTEREST INCOME
Factoring income	1,417	1,427
Mortgage banking income	3,876	3,631
Service charges on deposit accounts	1,197	1,063
Trade finance income	421	493
Trust fees	172	182
Other service charges and fees	302	475
Bank owned life insurance income	250	234
Securities gains	197	536
Other income	164	183

Total noninterest income	7,996	8,224

NONINTEREST EXPENSES
Salaries	8,157	7,677
Employee benefits	1,750	1,926

Total personnel expense	9,907	9,603
Occupancy expenses, net	1,315	1,230
Equipment expenses	764	756
Advertising and marketing	1,116	1,093
Professional fees	1,531	914
Data processing fees	258	287
Stationery and printing	194	267
Communications	383	407
Other expenses	1,508	1,392

Total noninterest expenses	16,976	15,949

Income before income taxes	8,874	8,844
Provision for income taxes	3,107	3,637

Net income	$5,767	$5,207

Average number of common shares outstanding
Basic	18,258,783	18,220,065
Diluted	18,926,688	19,210,918
Earnings per average common share
Basic	$0.32	$0.29
Diluted	0.30	0.27
Dividends per common share	0.19	0.16

STERLING BANCORP
Consolidated Statements of Comprehensive Income
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2005	2004
Net income	$5,767	$5,207

Other comprehensive income, net of tax:
Unrealized holding (losses)/gains arising during the period	(1,849)	1,428
Less:
Reclassification adjustment for gains included in net income	(106)	(290)
Change in unrealized (losses)/gains on supplemental pension	(388)	344

Comprehensive income	$3,424	$6,689

STERLING BANCORP
Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2005	2004
Balance, at beginning of period	$148,704	$143,262
Net income for period	5,767	5,207
Common shares issued under stock incentive plan and related tax benefits	1,017	1,301
Cash dividends-Common shares	(3,459)	(2,919)
Surrender of shares issued under incentive compensation plan	(249)	(252)
Amortization of unearned compensation	71	186
Change in net unrealized holding (losses)/gains on available for sale securities	(1,849)	1,428
Reclassification adjustment for gains included in net income	(106)	(290)
Change in unrealized (losses)/gains on supplemental pension	(388)	344

Balance, at end of period	$149,508	$148,267

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Three Months Ended
	March 31, 2005			March 31, 2004
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE

Assets
Interest-bearing deposits with other banks	$2,380	$6	1.05%	$3,429	$4	0.94%

Investment securities - available for sale	204,234	2,214	4.34	290,099	3,353	4.55
Investment securities - held to maturity	461,968	5,210	4.51	374,141	4,706	5.09
Investment securities - tax exempt [2]	26,432	470	7.21	30,901	575	7.48

Total investment securities	692,634	7,894	4.56	695,141	8,634	4.97
Federal funds sold	18,556	110	2.37	20,989	50	0.95
Loans, net of unearned discount [3]	993,046	18,376	7.72	862,599	15,082	7.22

Total Interest-Earning Assets [2]	1,706,616	26,386	6.32%	1,582,158	23,770	6.09%

Cash and due from banks	64,038			66,657
Allowance for loan losses	(17,246)			(15,322)
Goodwill	21,158			21,158
Other	80,115			67,859

Total Assets	$1,854,681			$1,722,510

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$29,034	25	0.35%	$32,947	32	0.39%
NOW	142,205	194	0.55	134,021	154	0.46
Money market	226,516	410	0.73	209,946	370	0.71
Time	493,471	2,814	2.31	413,758	1,909	1.86
Foreign
Time	3,002	8	1.09	3,000	8	1.07

Total Deposits	894,228	3,451	1.57	793,672	2,473	1.25

Borrowings
Securities sold under agreements to repurchase - customers	85,763	337	1.59	75,369	211	1.13
Securities sold under agreements to repurchase - dealers	38,461	249	2.62	36,550	105	1.15
Federal funds purchased	3,336	21	2.53	5,906	16	1.08
Commercial paper	35,603	160	1.82	23,419	63	1.08
Other short-term debt	775	5	2.62	24,746	112	1.82
Long-term debt	122,552	1,479	4.83	135,774	1,559	4.59

Total Borrowings	286,490	2,251	3.16	301,764	2,066	2.74

Total Interest-Bearing Liabilities	1,180,718	5,702	1.95%	1,095,436	4,539	1.67%

Noninterest-bearing demand deposits	436,509			402,110
Other liabilities	89,909			81,137

Total Liabilities	1,707,136			1,578,683

Shareholders’ equity	147,545			143,827

Total Liabilities and Shareholders’ Equity	$1,854,681			$1,722,510

Net interest income/spread [2]		20,684	4.37%		19,231	4.42%

Net yield on interest-earning assets			4.91%			4.90%

Less: Tax-equivalent adjustment		182			236

Net interest income		$20,502			$18,995

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Three Months Ended
	March 31, 2005 to March 31, 2004
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$0	$2	$2

Investment securities - available for sale	(990)	(149)	(1,139)
Investment securities - held to maturity	1,042	(538)	504
Investment securities - tax exempt	(85)	(20)	(105)

Total investment securities	(33)	(707)	(740)

Federal funds sold	(8)	68	60
Loans, net of unearned discounts [3]	2,209	1,085	3,294

TOTAL INTEREST INCOME	$2,168	$448	$2,616

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(4)	$(3)	$(7)
NOW	8	32	40
Money market	29	11	40
Time	391	514	905
Foreign
Time	0	0	0

Total interest-bearing deposits	424	554	978

Borrowings
Securities sold under agreements to repurchase - customers	31	95	126
Securities sold under agreements to repurchase - dealers	4	140	144
Federal funds purchased	(9)	14	5
Commercial paper	41	56	97
Other short-term debt	(141)	34	(107)
Long-term debt	(162)	82	(80)

Total borrowings	(236)	421	185

TOTAL INTEREST EXPENSE	$188	$975	$1,163

NET INTEREST INCOME	$1,980	$(527)	$1,453

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.